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                                                                   EXHIBIT 10.17



                                                                 No.:



                         SHENZHEN FUTIAN FREE TRADE ZONE



                                 PREMISES LEASE



          Printed by the Shenzhen Futian Free Trade Zone Administration



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                      Premises Lease Registration Procedure

Notarization

Registration refused; reply made

Registration granted

The lessee completes a Tenant Registration Form

Examination by the Futian Free Trade Zone Administration

The Parties to the lease submit the following documents to the Lease Office:

1. the Tenant Registration Form;

2. a photocopy of the Premises Lease Permit;

3. the Lessee's Identification Card or legal document; and

4. the Premises Lease.




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                                 PREMISES LEASE


Lessor (Party A):            SHENZHEN LIBAOYI INDUSTRY DEVELOPMENT CO., LTD.

Address: NO. 2 FENG HUANG ROAD, FUTIAN FREE TRADE ZONE, SHENZHEN, PEOPLE'S REPUBLIC OF CHINA ("PRC")

Premises Lease Permit No.:   (2000) FANG ZU ZHENG NO.9

Appointed agent:             BLANK

Address                      BLANK


Lessee (Party B):            NEW FOCUS INC. (FOR ITSELF AND ON BEHALF OF ITS
                             WHOLLY FOREIGN-OWNED ENTERPRISE TO BE ESTABLISHED
                             IN THE FUTIAN FREE TRADE ZONE, SHENZHEN, PRC)

Address:                     2630 WALSH AVENUE, SANTA CLARA, CA, 95051, USA

I.D. Card No.:               BLANK

Appointed agent:             BLANK


Having reached a consensus through consultations, the Parties conclude this Lease in accordance with the Regulations for the Lease of Premises in the Shenzhen Special Economic Zone, their detailed implementing rules and Article 25 of the Regulations of the Futian Free Trade Zone of the Shenzhen Special Economic Zone.

The content of the Lease is as follows:

Article 1. Party A shall lease to Party B for its use Unit(s) BLANK, BLANK Floor, Block BLANK, BLANK Street (Lane), WANLI INDUSTRIAL BUILDING, NO. 2 FENG HUANG Road (Village), FUTIAN FREE TRADE ZONE, Shenzhen Municipality (the "Leased Premises").

The Leased Premises shall have BLANK bedrooms and BLANK living rooms. The total floor area shall be 12,537.06 square meters.

The state of refurbishment of the Leased Premises shall be (PLEASE SEE THE


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ATTACHED SUPPLEMENTARY PROVISIONS).

The Leased Premises shall contain the following facilities (furniture):

(1)     (PLEASE SEE THE ATTACHED SUPPLEMENTARY PROVISIONS);

(2)     BLANK                                             .

(3)     BLANK                                             ;

(4)     BLANK                                             .

During the term of this Lease, Party B may use the above-mentioned facilities (furniture). Such use shall be free of charge, except for the use of the BLANK.

Article 2. The term of Party B's lease of the Leased Premises shall be 5 years and BLANK months, namely from BLANK to BLANK. (PLEASE SEE THE ATTACHED SUPPLEMENTARY PROVISIONS)

Article 3. Party B may use the Leased Premises for the following purpose(s):

(1)     INDUSTRIAL USE       ;

(2)     BLANK         ;

(3)     BLANK         .

Party B's use of the Leased Premises for any purposes other than those set forth above shall be subject to the written consent of Party A and may not be contrary to the provisions of laws and regulations or to the provisions of government regulations in respect of the purpose(s) of the Leased Premises.

Article 4. Party A warrants that the purpose(s) of the Leased Premises set forth in the preceding Article conform(s) to the provisions of laws and regulations and the provisions of government regulations.

Article 5. The unit monthly rental per square meter for the Leased Premises shall be TWENTY-SIX YUAN AND EIGHTY CENTS Yuan Renminbi (RMB 26.80).

The rental for the Leased Premises shall be calculated on the basis of the floor area. (PLEASE SEE THE ATTACHED SUPPLEMENTARY PROVISIONS)

Party B shall pay the rental of THREE HUNDRED AND THIRTY-FIVE THOUSAND NINE HUNDRED AND NINETY-THREE Yuan Renminbi (RMB 335,993) to Party A by the 5TH day of each month (the BLANK day of the BLANK month of each quarter).


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Party B shall pay the rent in cash or by check (the bank with which Party B's account is held is BLANK and the account no. is BLANK; the bank with which Party A's account is held is CITIC BANK SHENZHEN BRANCH BAGUA LING SUB-BRANCH and the account no. is 74414101 82200020 852).

Article 6. Party A shall deliver the Leased Premises to Party B by BLANK (within BLANK days after BLANK). (PLEASE SEE THE ATTACHED SUPPLEMENTARY PROVISIONS)

If Party A delivers the Leased Premises after the time set forth in the preceding paragraph, Party B may request an extension of the term of this Lease, provided that the period of such extension does not exceed the period of Party A's delay in delivery.

Article 7. Before (when) Party A delivers the Leased Premises, it may collect a lease deposit from Party B equivalent to BLANK month's (months') rent, namely BLANK Yuan Renminbi/Hong Kong Dollars (RMBYen/HK$ BLANK).

When collecting the lease deposit, Party A shall issue a receipt to Party B.

Party A shall refund the lease deposit to Party B by BLANK (upon expiration of this Lease) or set off the same against the rental for the period from BLANK to BLANK. (PLEASE SEE THE ATTACHED SUPPLEMENTARY PROVISIONS)

Article 8. During the term of this Lease, the following taxes and fees relating to the Leased Premises shall be paid by Party A:

(1)     the property tax;

(2)     the land use fee;

(3)     the premises lease administration fee;

(4)     THE REGISTRATION FEE AND STAMP DUTY OF THIS LEASE;

(5) THE CONNECTION FEES IN RELATION TO THE CONNECTION OF ALL THE UTILITIES SUPPLY TO THE LEASED PREMISES STIPULATED IN THIS LEASE;

(6) ALL OTHER TAXES AND FEES ARISING FROM OR IN CONNECTION WITH THIS LEASE, UNLESS OTHERWISE STATED HEREIN.

Party B agrees to pay the taxes and fees in items (/), (/), (/), (/), (/) and (/) on behalf of Party A. The amounts may be deducted from the rental.

Article 9. During the term of this Lease, the following charges relating to the Leased Premises shall be paid by Party B:


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(1)     tap water charges;

(2)     electricity charges;

(3)     sanitation charges;

(4)

(5)     OTHER UTILITIES CHARGES INCURRED BY PARTY B INSIDE THE LEASED PREMISES;

(6)     BLANK;

(7)     BLANK.

The charges in items (/), (/), (/) and (/) above shall be paid to Party A. The charges in items (/), (/), (/) and (/) above that are collected by Party A on behalf of others shall be paid by Party B to Party A.

Article 10. Party B shall use the Leased Premises and the facilities (furniture) therein in a normal and reasonable way. Party B may not carry out the following activities in the Leased Premises:

(1)     illegal activities;

(2) alteration of the structure of the Leased Premises without the written consent of Party A and the Futian Free Trade Zone Administration; (PLEASE SEE THE ATTACHED SUPPLEMENTARY PROVISIONS)

(3)     (such as playing music between 12 noon and 2 p.m. or after 11 p.m.)
        BLANK ;

(4)     BLANK ;

(5)     BLANK ;

(6)     BLANK ;

(7)     BLANK .

Article 11. Party A may not interfere with or hinder Party B's normal and reasonable use of the Leased Premises.

During the term of this Lease, Party A may not carry out the following activities:

(1)     enter the Leased Premises without Party B's explicit or tacit consent;


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(2)     (PLEASE SEE THE ATTACHED SUPPLEMENTARY PROVISIONS);

(3)     BLANK ;

(4)     BLANK ;

(5)     BLANK ;

(6)     BLANK ;

(7)     BLANK .

Article 12. Party A shall inspect and maintain the Leased Premises and the facilities therein and ensure the safety and the normal state of the premises and the facilities therein at regular intervals of 3 days (months).

If damage or a malfunction that compromises safety or hinders normal use arises or occurs in respect of the Leased Premises or the facilities therein, Party B shall timely notify Party A and take effective measures to prevent or reduce the spread of the damage or malfunction. Party A shall carry out repairs within 7 days after receipt of Party B's notice. If Party B is unable to notify Party A or Party A refuses to carry out repairs, Party B may carry out repairs on behalf of Party A.

The expenses for repairs (including repairs carried out by Party B on behalf of Party A) under this Article shall be borne by Party A.

Article 13. If damage arises or a malfunction occurs in respect of the Leased Premises or the facilities therein due to improper or unreasonable use by Party B, Party B shall be responsible for timely repair or compensation. If Party A carries out repairs on behalf of Party B, Party B shall pay the repair costs to Party A.

Article 14. During the term of this Lease, Party A may, if truly necessary and after obtaining Party B's consent, alter, expand or renovate the Leased Premises. During the alteration, expansion or renovation period, the implementation of this Lease may be suspended and the alteration, expansion or renovation period excluded from the term of lease fixed herein, unless Party A provides Party B with other premises. (PLEASE SEE THE ATTACHED SUPPLEMENTARY PROVISIONS)

Article 15. Party B may renovate the Leased Premises during the term of this Lease, subject to the consent of Party A and the approval of the Futian Free Trade Zone Administration. The Parties shall enter into a separate written agreement in respect thereof. (PLEASE SEE THE ATTACHED SUPPLEMENTARY PROVISIONS)


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Party B shall compensate for any loss caused to Party A due to renovation done by Party B without authorization.

Article 16. Party B may assign the lease of the Leased Premises to another party during the term of this Lease, subject to the consent of Party A. The Parties shall enter into a separate written agreement in respect thereof. (PLEASE SEE THE ATTACHED SUPPLEMENTARY PROVISIONS)

Article 17. If Party A assigns all or part of the Leased Premises during the term of this Lease, it shall give Party B one month's prior notice. Given equal conditions, Party B shall have a preemptive right of purchase. (PLEASE SEE THE ATTACHED SUPPLEMENTARY PROVISIONS)

If the Leased Premises are assigned to a third party, Party A shall ensure that the assignee performs the obligations of Party A specified herein.

Article 18. This Lease shall automatically terminate if any of the following circumstances occurs during the term of this Lease:

(1) an event of force majeure or an accident occurs, making it impossible to perform this Lease; (PLEASE SEE THE ATTACHED SUPPLEMENTARY PROVISIONS)

(2) the Leased Premises need to be demolished because the government has decided to requisition the land on which the Leased Premises are situated; or

(3) Party A's Premises Lease Permit (No. (2000) FANG ZU ZHENG NO.9) becomes void.

Party B may claim compensation from Party A if he suffers loss as a result of termination of the Lease due to the circumstance mentioned in item (3) of the preceding paragraph.

(PLEASE SEE THE ATTACHED SUPPLEMENTARY PROVISIONS)

Article 19. If Party B dies (assigns his property rights) during the term of this Lease, this Lease shall terminate. However, if the person using the Leased Premises in common with Party B (the assignee of the property rights) requests a continuation of the use of all or a part of the Leased Premises, Party A shall continue to perform the obligations specified herein, and may not increase the amount of rent for the unit or shorten the lease term specified herein, after the corresponding changes have been made to this Lease. (PLEASE SEE THE ATTACHED SUPPLEMENTARY PROVISIONS)

Article 20. During the term of this Lease, this Lease may be terminated if the Parties reach a consensus thereon after consultations.


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Article 21. Party A may terminate this Lease if:

(1) Party B fails to pay the rent for a consecutive period of three months or more;

(2) Party A provides Party B with the Leased Premises specified herein, and Party B, without legitimate reason, does not move in to use (reside in) the Leased Premises for a consecutive period of one month or more; (PLEASE SEE THE ATTACHED SUPPLEMENTARY PROVISIONS)

(3) Party B, without legitimate reason, does not use (reside in) the Leased Premises, leaving them vacant, for a consecutive period of 6 months or more; (PLEASE SEE THE ATTACHED SUPPLEMENTARY PROVISIONS)

(4) Party B, without the consent of Party A, uses the Leased Premises for a purpose not specified in Article 3 hereof and fails to rectify such situation;

(5)     Party B breaches Article 10 hereof and fails to rectify such breach;

(6) Party B breaches Article 13 hereof by failing to assume his repair responsibility or to pay the repair costs;

(7)     Party B renovates the Leased Premises without the consent of Party A;

(8) Party B assigns the lease of the Leased Premises to a third party without the consent of Party A;

(9) Party A truly needs to use the Leased Premises due to residential or business requirements; or (PLEASE SEE THE ATTACHED SUPPLEMENTARY PROVISIONS)

(10) there are other reasonable grounds for terminating this Lease. (PLEASE SEE THE ATTACHED SUPPLEMENTARY PROVISIONS)

If the circumstance in item (1), (2), (3), (4), (5), (6), (7) or (8) of the preceding paragraph causes Party A to suffer loss, Party B shall compensate Party A. If the circumstance in item (9) or (10) of the preceding paragraph causes Party B to suffer loss, Party A shall compensate Party B. (PLEASE SEE THE ATTACHED SUPPLEMENTARY PROVISIONS)


Article 22. Party B may terminate this Lease if:

(1)     Party A delays the delivery of the Leased Premises by 1 month or more; -

(2)     the premises delivered by Party A for Party B's use do not conform


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        with the premises specified herein;

(3) Party A breaches Article 4 hereof, making it impossible for Party B to use the Leased Premises for his objective(s);

(4)     Party A breaches Article 11 hereof and fails to rectify such breach;

(5) Party A breaches Article 12 hereof by failing to assume its repair responsibility or to pay the repair expenses;

(6) it has become impossible to use the Leased Premises for the purpose(s) specified herein;

(7) Party B truly needs to move out of the Leased Premises due to living, work or business reasons, etc.; or

(8)     there are other reasonable grounds for terminating this Lease.

If the circumstance in item (1), (2), (3), (4), (5) or (6) of the preceding paragraph causes Party B to suffer loss, Party A shall compensate Party B. If the circumstance in item (7) or (8) of the preceding paragraph causes Party A to suffer loss, Party B shall compensate Party A. (PLEASE SEE THE ATTACHED SUPPLEMENTARY PROVISIONS)

Article 23. If the Parties fail to reach a consensus on termination of the Lease after consultations, the authority that registered this Lease may be requested to mediate.

The authority that registered this Lease may confirm the reasonable grounds as referred to in item (10) of Article 21 and item (8) of Article 22. (PLEASE SEE THE ATTACHED SUPPLEMENTARY PROVISIONS)

Article 24. If Party B needs to continue to lease and use the Leased Premises after the expiration of the term hereof, he shall request an extension from Party A BLANK month(s) before expiration of the term. If Party A needs to continue to lease out the Leased Premises, Party B shall, given equal conditions, have a preemptive right to lease the Leased Premises.

If the Parties reach an agreement on extending the lease, they shall conclude a separate lease.

(PLEASE SEE THE ATTACHED SUPPLEMENTARY PROVISIONS)

Article 25. If the Parties have not reached an extension agreement at the expiration of the term hereof, Party B shall vacate the Leased Premises and return them to Party A within BLANK days after expiration of the said term. If Party B fails to vacate and to return the Leased Premises within the specified term, he shall pay double rent to Party A. (PLEASE SEE THE ATTACHED


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SUPPLEMENTARY PROVISIONS)

Article 26. If Party A fails to deliver the Leased Premises to Party B for his use by the time specified herein, it shall pay liquidated damages to Party B in the amount of BLANK Yuan Renminbi/Hong Kong Dollars (RMBYen/HK$ BLANK) for each day of delay.

Article 27. If the Leased Premises and the facilities (furniture) therein delivered by Party A fail to conform with the Leased Premises and the facilities (furniture) stipulated herein or the Leased Premises cannot be used for the purpose(s) specified herein, Party A shall pay liquidated damages to Party B in the amount of BLANK Yuan Renminbi/Hong Kong Dollars (RMBYen/HK$ BLANK).

Article 28. If Party B delays the rental payment, he shall pay liquidated damages to Party A in the amount of BLANK Yuan Renminbi/Hong Kong Dollars (RMBYen/HK$ BLANK) for each day of delay.

Article 29. If Party B assigns the lease to all or part of the Leased Premises to a third party without permission, he shall pay liquidated damages to Party A at a daily (monthly) rate of BLANK Yuan Renminbi/Hong Kong Dollars (RMBYen/HK$ BLANK) per square meter of the area of the premises whose lease has been assigned (BLANK percent of the difference between the rent of the assigned lease and the rent specified herein). (PLEASE SEE THE ATTACHED SUPPLEMENTARY PROVISIONS)

Article 30. If either Party's failure to perform its or his obligations hereunder causes the other Party to suffer loss, it or he shall compensate the other Party for that Party's actual loss and foreseeable earnings.

Article 31. For other matters agreed upon by the Parties, see the Attached Page(s) hereto. The contents of the Attached Page(s) shall be as valid and effective as this Lease.

Article 32. Any matters not covered herein may be provided for in supplementary agreements made by the Parties upon separate consultations. Such supplementary agreements shall be as valid and effective as this Lease.

Article 33. Any dispute between the Parties concerning the performance of this Lease shall be settled through consultations. If consultations are unsuccessful, the authority that registered this Lease may be requested to mediate or proceedings may be instituted in the People's Court. (PLEASE SEE THE ATTACHED SUPPLEMENTARY PROVISIONS)

Article 34. The original of this Lease is written in Chinese. The ENGLISH language version shall be a duplicate.

Article 35. This Lease is made in five copies, of which Party A and Party B


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shall each hold one copy and the contract registration authority shall hold two copies.

Article 36. This Lease shall be effective from BLANK (BLANK). (PLEASE SEE THE ATTACHED SUPPLEMENTARY PROVISIONS)


Party A (signature/seal):

Legal representative: Wang Bao Cheng              /s/ WANG BAO CHENG

Contact telephone: (86755) 359-2282

Appointed agent (signature/seal):


Party B (signature/seal):

Legal representative: Bob Ma                      /s/ BOB MA

Contact telephone: 86755-6525100

Appointed agent (signature/seal):

                                                  6 April, 2000
                                                  -----------------------------

Witness (signature/seal):
Handled by (signature/seal):
                                                  ______________________, 199__


Contract registration authority
(signature/seal):
                                                  ______________________, 199__


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                            SUPPLEMENTARY PROVISIONS

1.      Supplement to Article 1 of the Standard Form Contract

(a) The Leased Premises shall comprise 50.27% of the total gross floor area of Wan Li Industrial Building (the "Building") as delineated in pink in the floor plan attached to this Lease as Attachment 1. The total gross floor area of the Leased Premises shall be 12,537.06 square metres.

(b) At the time of the delivery of the Leased Premises by Party A to Party B, the Leased Premises shall be equipped with all the facilities and equipment listed in Attachment 2 hereto.

2.      Supplement to Article 2 of the Standard Form Contract

The term of the Leased Premises shall be five (5) years commencing on the Handover Date as defined in Article 5 (a) of these Supplementary Provisions (the "Lease Term").

3.      Supplement to Article 4 of the Standard Form Contract

In addition to the warranty sets out in Article 4 of the Standard Form Contract, Party A also represents, warrants and undertakes to Party B that:

(a) as of the date of this Lease and throughout the Lease Term, it is and will continue to be the legal and sole owner of the Leased Premises and has the right to lease the Leased Premises in accordance with the terms and conditions of this Lease;

(b) as of the date of this Lease and throughout the Lease Term, the Leased Premises and the STS Portion (as defined in the Shenzhen Real Estate Sales and Purchase Contract dated 6 April 2000 between Party A and Party B ("S&P Contract")) are not and will not be subject to any mortgages, liens or other encumbrances or third party rights or interests the aggregate amount of which is in excess of RMB40,023,015;

(c) it has all the requisite power, authority and approval required to enter into this Lease and has all the requisite power, authority and approval to fully perform each of its obligations hereunder;

(d) its representative whose signature is affixed hereto is fully authorized to sign this Lease;

(e) there is no lawsuit, arbitration, or legal administrative or other proceedings or government investigations pending or, to the best of its knowledge, threatened against it with respect to the Leased Premises or that would affect in any way its ability to enter into or perform this Lease;

(f) the transaction contemplated in this Lease can be lawfully and effectively carried out by the Parties under PRC laws and regulations without undue or


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        unreasonable clauses to the Parties;

(g) the Leased Premises have been built and refurbished in accordance with the specifications agreed by the Parties as set out in Attachment 2 hereto attached and in compliance with all relevant PRC requirements, standards and specifications;

(h) as of the date of this Lease and throughout the Lease Term, the Leased Premises are and will continue to be structurally sound with proper drainage and sewage system and the various utilities listed in Attachment 2 hereto are and will continue to be connected and supplied to the Leased Premised in accordance with the respective capacities listed in Attachment 2;

(i) as of the date of this Lease and throughout the Lease Term, the Leased Premises are and will continue to be fit for use by Party B for industrial purposes;

(j) throughout the Lease Term, Party B shall be able to peacefully and quietly hold and enjoy the Leased Premises provided that Party B performing and observing all its obligations under this Lease;

(k) as of the date of this Lease and throughout the Lease Term, Party A has complied and will continue to comply with all relevant PRC laws and regulations and directions and orders of relevant PRC authorities relating to:

        (i)     the Building (where applicable);

        (ii)    the ownership and the lease of the Leased Premises hereunder;

        (iii)   the observance or performance of its obligations hereunder; or

        (iv) town and country planning and environmental protection or safety in relation to the Building.

        Party A shall immediately inform Party B in writing of any notice received in relation to this paragraph (k);

(l) throughout the Lease Term, it shall maintain, repair and keep the following aspects of the Leased Premises in good condition and repair:

        (i) the exterior, structural parts, concealed parts, cables, ducts, wiring and roof of the Building and the Leased Premises;

        (ii)    the fire fighting and protection equipment on the Leased
                Premises;

        (iii) all the facilities and equipment installed or provided by Party A on the Leased Premises; and

        (iv) the entrances, staircases, toilets and other conveniences and all other common areas and facilities of the Leased Premises intended for the


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                use of Party B;

(m) it shall indemnify Party B in full and hold Party B harmless against all proceedings, costs, expenses, claims, losses, damages, penalties and liabilities in respect of any act, matter or thing done, omitted to be done or permitted or suffered to be done in contravention of its obligations, representations, warranties and undertakings hereunder.

4.      Supplement to Article 5 of the Standard Form Contract

The rental for the Leased Premises shall be calculated on the basis of the gross floor area. If the actual gross floor area of the Leased Premises is larger or smaller than 12,537.06 square meters, the rental of the Leased Premises shall be adjusted in accordance with the difference in area. If the actual gross floor area of the Leased Premises differs from the area stated above by 5% or more, Party B shall have the right to terminate this Lease. In such a case, Party A shall pay compensation to Party B in accordance with Article 30 of the Standard Form Contract.

Party B shall be exempted from its obligation to pay the rental of the Leased Premises for the first two (2) months of the Lease Term. For the avoidance of doubt, Party B shall be responsible for payment of the charges set out in
Article 9 of the Standard Form Contract during the aforesaid rent-free period.

5.      Supplement to Article 6 of the Standard Form Contract

(a) Party A shall deliver vacant possession of the Leased Premises (except Unit A on the second floor of the Building) to Party B on the date when all of the following events have occurred (the "Handover Date"):

        (i) this Lease and the S&P Contract have been duly notarized and registered with the Land Planning Department of the Shenzhen Futian Free Trade Zone in accordance with relevant PRC laws and regulations; and

        (ii) Party B has obtained a satisfactory written undertaking issued by the Mortgagee (as defined in the S&P Contract) acknowledging
                (1) its consent to the leasing of the Leased Portion by Party A to Party B in accordance with this Lease and the granting by Party A to Party B of the Option to purchase the Leased Portion in accordance with the S&P Contract; and (2) its agreement to enable Party B to exercise the Option in accordance with the S&P Contract. Party A undertakes to Party B that it shall provide the abovementioned written undertaking to Party B within seven
                (7) days after the signing of this Lease.

(b) After this Lease is signed, Party A shall provide Party B with all the necessary approval documents requested by Party B evidencing that the Leased Premises are in full compliance with PRC governmental requirements with respect to construction safety, environmental protection, building standard and fire safety and that the gross floor area of the Leased Premises as stated


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        in this Lease is accurate and not misleading.

(c) Party A shall deliver vacant possession of Unit A on the second floor of the Building to Party B within two (2) months after the issuance of Real Estate Title Certificate for the Transfer Portion (as defined in the S&P Contract) to Party B. Until Party B has actually obtained vacant possession of the aforesaid portion of the Building, Party B shall not be liable to pay any rental in respect of such portion.

6.      Supplement to Article 7 of the Standard Form Contract

Article 7 of the Standard Form Contract shall be replaced by the following provisions:

        "As security against Party B's performance of its obligations hereunder, Party B shall pay to Party A a rental deposit of 671,986 Yuan Renminbi (equivalent to two months' rental of the Leased Premises) within 3 days after the Escrow Agent (as defined in the S&P Contract) has released the Escrowed Monies (as defined in the S&P Contract) to Party A in accordance with the S&P Contract. Party A shall issue a receipt to Party B upon receiving the rental deposit. At the expiry or early termination of this Lease, Party A shall refund the rental deposit (without interest) to Party B within 7 days after Party B has vacated and returned the Leased Premises to Party A."

7.      Supplement to Article 10(2) of the Standard Form Contract

Article 10(2) of the Standard Form Contract shall be amended by inserting "(whose consent shall not be unreasonably withheld or delayed)" after the words "Party A".

8.      Supplement to Article 14 of the Standard Form Contract

Article 14 of the Standard Form Contract shall be deleted entirely.

9.      Supplement to Article 15 of the Standard Form Contract

The following provision shall be inserted at the end of the first paragraph of
Article 15 of the Standard Form Contract:

        "Party A shall not unreasonably withhold or delay in giving its consent to any renovations of the Leased Premises requested by Party B provided that the relevant renovations will not alter the external appearances of the Building or damage the main structures of the Building."

10.     Supplement to Article 16 of the Standard Form Contract

Article 16 of the Standard Form Contract shall be replaced by the following provisions:

"(1) Party A acknowledges that Party B will apply to establish a PRC wholly foreign-owned enterprise in the Futian Free Trade Zone ("Party B WFOE").

        The Parties hereby agree that within 14 days after the issue of the business license of Party B WFOE, the board of directors of Party B WFOE shall ratify and adopt this Lease. This Lease shall become binding on both Party A and Party B WFOE as if they (instead of Party A and New Focus Inc.) were the original parties thereto. Party A agrees and acknowledges that, as from such date, New Focus Inc. shall be released of all its obligations under this Lease.

(2) Party B shall have the right to sub-let all or any part of the Leased Premises or assign all or part of this Lease to any third party by giving a written notice to Party A and Party A is deemed to have given its consent to such sub-letting or assignment. In such cases, Party B shall provide an advance written notice to Party A and shall procure the third party to comply with and perform all the obligations imposed upon Party B in this Lease. Party A hereby undertakes to Party B that it will take all necessary actions and execute all necessary documents reasonably requested by Party B for effecting such sub-letting or assignment in accordance with PRC laws and regulations."

11.     Supplement to Article 17 of the Standard Form Contract

Without prejudice to Party B's right provided in Article 17 of the Standard Form Contract, Party B shall have an option to purchase the Leased Premises from Party A on or before the expiration of the first three (3) years of the Lease Term in accordance with the terms and conditions set out in the S&P Contract.

12.     Supplement to Article 18 of the Standard Form Contract

(a) Article 18(1) of the Standard Form Contract shall be replaced by the following provisions:

        "(1a) In the event that Party A or Party B shall be rendered unable to perform or perform within the stipulated time the whole or any part of its obligations under this Lease by reason of force majeure, including serious fires not originating in the Leased Premises, severely bad weather, floods, earthquakes, plagues or other contagious diseases, wars, acts of government, and any other causes of such nature (the occurrence or result of which being unforeseeable and unavoidable, as well as insurmountable by human efforts), the time limit for the performance of this Lease or any provision thereof should be extended for a period corresponding to the effects of such cause.

        (1b) The Party affected by the event of force majeure shall inform the other Party in the shortest possible time after the occurrence of such event and provide the other party with documents sufficiently evidencing the cause, nature and severity of the occurrence of such event as soon as possible.

        (1c) Upon the occurrence of an event of force majeure, the Parties shall use their best endeavours to reduce the effects of such event on the performance of this Lease to a minimum.

        (1d) If the occurrence or effects of a force majeure event lasts for a continuous period of six (6) months and the Parties have not found an equitable solution, then either Party may terminate this Lease, provided that the terminating Party has performed its obligations under this sub-article."

(b) Without prejudice to the provisions of Article 18 of the Standard Form Contract, this Lease shall be automatically terminated upon Party B's exercise of its option to purchase the Leased Premises in accordance with Clause 11 of these Supplementary Provisions and the S&P Contract.

13.     Supplement to Article 19 of the Standard Form Contract

Article 19 of the Standard Form Contract shall be deleted entirely.

14.     Supplement to Article 21 of the Standard Form Contract

(a) Provided that Party B continues to pay the rental of the Leased Premises in accordance with this Lease, Party A shall not have the right to terminate this Lease under Article 21(2) and (3) of the Standard Form Contract.

(b) Article 21(9) and (10) of the Standard Form Contract shall be deleted entirely.

(c) Without prejudice to the provisions of Article 21 of the Standard Form Contract, Party A shall have the right to terminate this Lease if Party B materially breaches its obligations hereunder and fails to remedy such breach within one (1) month after receiving a notice in writing from Party A requesting for rectification of the breach. In such a case, Party B shall pay compensation to Party A in accordance with Article 30 of the Standard Form Contract.

15.     Supplement to Article 22 of the Standard Form Contract

Without prejudice to the provisions of Article 22 of the Standard Form Contract, Party B shall also have the right to terminate this Lease if:

(a) Party A materially breaches its obligations hereunder and fails to remedy such breach within 14 days after receiving a notice in writing from Party B requesting for rectification of the breach. In such a case, Party A shall pay compensation to Party B in accordance with Article 30 of the Standard Form Contract; or

(b)     the S&P Contract is terminated for whatever reason.

16.     Supplement to Article 23 of the Standard Form Contract

The second paragraph of Article 23 of the Standard Form Contract shall be amended by deleting the words "item (10) of Article 21 and" from such paragraph.

17.     Supplement to Article 24 of the Standard Form Contract

Article 24 of the Standard Form Contract shall be replaced by the following provisions:

        "Party B shall have the right to extend the Lease Term of the Leased Premises for another five (5) years commencing immediately after the expiration of the first 5-year term. If Party B decides to exercise this right of renewal, Party B shall inform Party A in writing at least one
        (1) month before the expiration of the Lease Term. The terms and conditions for the lease of the Leased Premises during the renewal term shall be the same as in this Lease, except that the rental for the renewal term shall be negotiated and agreed by the Parties based on the prevailing market rates. The Parties shall conclude a separate contract for the renewal term."

18.     Supplement to Articles 25 of the Standard Form Contract

The first sentence of Article 25 of the Standard Form Contract shall be replaced by the following sentence:

        "If Party B does not exercise its right to extend the Lease Term of the Leased Premises in accordance with Clause 17 of these Supplementary Provisions, Party B shall vacate the Leased Premises and return them in their original state (fair wear and tear excepted) to Party A within 14 days after expiration of the said term."

19.     Supplement to Article 29 of the Standard Form Contract

Article 29 of the Standard Form Contract shall be deleted entirely.

20.     Supplement to Article 33 of the Standard Form Contract

Article 33 of the Standard Form Contract shall be replaced by the following provisions:

"(1) This Lease shall be governed by and construed in accordance with the laws of the PRC.

(2) In the event any dispute arises in connection with the interpretation or implementation of this Lease, the Parties shall attempt in the first instance to resolve such dispute through friendly consultations. If the dispute is not resolved in this manner within sixty (60) days after the date on which one Party has served written notice on the other Party for the commencement of consultations, then either Party may refer the dispute to arbitration in accordance with the provisions of paragraph
        (3) below.

(3) With respect to any disputes which have not been resolved through consultations, they shall be submitted for arbitration to the China International Economic And Trade Arbitration Commission (hereinafter referred to as iArbitration Institutei) in Shanghai, for final decision pursuant to the provisions of its arbitration rules.

        The arbitration shall also be conducted in accordance with the following provisions:

        (a) the arbitrators shall refer to the Chinese and English texts of this Lease;

        (b) all proceedings in any arbitration shall be conducted in English and Mandarin Chinese; and

        (c) there shall be three (3) arbitrators. Party A and Party B shall each select one (1) arbitrator. The third arbitrator shall be appointed by the Arbitration Institute and shall serve as chairman of the arbitration tribunal.

(4) The arbitration award shall be final and binding on the Parties, and the Parties agree to be bound thereby and to act accordingly.

(5) The costs of arbitration shall be borne by the Party or Parties as designated in the arbitration award.

(6) When any dispute occurs and when any dispute is under arbitration, except for the matters under dispute, the Parties shall continue to exercise their remaining respective rights, and fulfil their remaining respective obligations under this Lease."

21.     Supplement to Article 36 of the Standard Form Contract

Article 36 of the Standard Form Contract shall be amended as follows:

        "This Lease shall be effective upon signing by the authorized representatives of the Parties."

22.     Miscellaneous

(a) During the Lease Term, Party B shall be entitled to put up one or more signs, and to remove any existing signs, posters, etc., anywhere on, attached to or inside the Building, except for such portion of the Building currently leased and occupied by STS.

(b) Without prejudice to the right of Party B to put up signs on the Building as stipulated in paragraph (a) above, if Party B does not exercise the option to purchase the Leased Premises in accordance with this Lease and the S&P Contract, then commencing from the fourth year until the expiration or early termination of this Lease, Party B shall, upon request by Party A and at Party B's expense, also put up a sign on the Building with the name "WAN LI".

(c) During the Lease Term or thereafter upon the exercise of the option to purchase the Leased Premises in accordance with this Lease and the S&P

        Contract, Party B shall have the right to name the Building.

(d) Each party shall bear its own legal costs of and incidental to this Lease.

(e) Immediately after the signing of this Lease, Party A shall carry out the registration of this Lease with the Land Planning Department of the Shenzhen Futian Free Trade Zone in accordance with relevant PRC laws and regulations. Party A shall promptly provide a photocopy set of the registration documents to Party B.

(f) The Standard Form Contract, these Supplementary Provisions and all the attachments attached thereto and hereto shall form an integral part of this Lease and have the same legal effect. In the event of any inconsistency between the Standard Form Contract and these Supplementary Provisions, these Supplementary Provisions shall prevail.

(g) This Lease may not be amended orally, and any amendments hereto must be agreed to in a written instrument signed by both Parties before taking effect.

(h) The invalidity of any of the provisions of this Lease shall not affect the validity and effectiveness of the other provisions of this Lease.

(i) To the extent permitted by Chinese law, failure or delay on the part of any of the Parties hereto to exercise a right, power or privilege under this Lease shall not operate as a waiver thereof; nor shall any single or partial exercise of a right, power or privilege preclude any other future exercise thereof.

(j) This Lease is made for the benefit of the Parties and their respective lawful successors and assignees and are legally binding on them.

(k) Any notice or written communication provided for in this Lease from one Party to the other Party shall be made in writing in English and sent by courier service delivered letter, or by facsimile or electronic mail with a confirmation copy sent by courier service delivered letter. The date of a notice or communication hereunder shall be deemed to the date when the notice is sent or dispatched, whether by courier service, facsimile or electronic mail. All notices and communications shall be sent to the appropriate address set forth below, until the same is changed by notice given in writing to the other Party.

        SHENZHEN LIBAOYI INDUSTRY DEVELOPMENT CO., LTD.
        No.2 Bagua 5 Road, Futian District,
        Shenzhen, PRC

        Facsimile No: (86755) 359-2282
        Attention: Mr. Wang Bao Cheng / Mr. Wang Jin Cheng

        NEW FOCUS INC.
        Building R3-B, Unit A, 1st Floor,
        Shenzhen High-Tech Industrial Park,
        Nanshan District, Shenzhen, PRC

        Facsimile No: (86755) 652-5150
        Attention: Mr. Hui (Tom) Tang
        Email Address:htang@newfocus.com

IN WITNESS WHEREOF, each of the Parties hereto have caused these Supplementary Provisions to be executed by their duly authorized representatives on the date first set forth above.

SHENZHEN LIBAOYI INDUSTRY                NEW FOCUS INC.
DEVELOPMENT CO., LTD.                    (FOR ITSELF AND ON BEHALF OF ITS WHOLLY
                                         FOREIGN-OWNED ENTERPRISE TO BE
                                         ESTABLISHED IN FUTIAN FREE TRADE ZONE,
                                         SHENZHEN)


By: /s/ WANG BAO CHENG                   By: /s/ BOB MA
   ---------------------------              ------------------------------------
Name: Wang Bao Cheng                     Name: Bob Ma
Title: Chairman                          Title: General Manager
Nationality: China                       Nationality: USA


Adopted and ratified by the Board of Directors of Party B WFOE upon its establishment

[NAME OF PARTY B WFOE]


___________________________________

By: _______________________________
Name:
Title:
Nationality:

                                  ATTACHMENT 1

                        FLOOR PLAN OF THE LEASED PREMISES

                                  ATTACHMENT 2

                                 SPECIFICATIONS


--------------------------------------------------------------------------------------------
BUILDING STRUCTURE AND TYPE      Pipe pile foundation, framework structure with seven
                                 floors
--------------------------------------------------------------------------------------------
LAND AREA                        9,520.8 square meters

--------------------------------------------------------------------------------------------
TOTAL GROSS FLOOR AREA           24,947.37 square meters

--------------------------------------------------------------------------------------------
FLOOR HEIGHT                     First floor: 4.8 meters; Second to sixth floor: 3.8
                                 meters;
                                 Seventh floor: 3.9 meters

--------------------------------------------------------------------------------------------
CLEAR HEIGHT                     31.9 meters

--------------------------------------------------------------------------------------------
FLOOR LOADING                    First to third floor: 800 kg/square meter;
                                 Fourth to seventh floor: 500 kg/square meter.

--------------------------------------------------------------------------------------------
UTILITIES PROVISION

(a)  POWER                       2,000 KVA, three-phase, five-wire power
                                 source. Each unit is equipped with a
                                 distribution box.

(b)  WATER                       Connected to the local government network
                                 and from self-equipped water pumping station

(c) TELECOMMUNICATIONS           Each unit is equipped with 5 to 10 telephone lines with
                                 international direct dialing


--------------------------------------------------------------------------------------------
FIRE FIGHTING EQUIPMENT          Automatic sprinkler system, fire hydrant system

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
FURNISHING STANDARDS             (a)  Exterior walls:         lath face bricks
                                                              building floors: first
                                                              floor: wearproof tiles;
                                                              other floors: cement plaster

                                 (b)  Interior walls:         latex paint


                                 (c)  Ceilings:               corridors: false ceilings;
                                                              rooms: white latex paint

                                 (d)  Floors:                 first floor: wearproof
                                                              tiles; other floors: cement
                                                              plaster


                                 (e)  Doors and windows:      doors: fire doors
                                                              windows: white aluminum
                                                              alloy frames; green panes

                                 (f)  Bathrooms:              each unit has separate
                                                              ladies' and gents' toilets


                                 (g)  Elevators:              two 3-tonne goods
                                                              elevators        and two
                                                              2-tonne goods elevators

                                 (h)  Miscellaneous:          (a) each unit has a fire door
                                                              (b) automatic sprinkler system,
                                                                  fire hydrant system

--------------------------------------------------------------------------------------------